Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trans World Entertainment Corporation (the “Company”) on Form 10-Q for the period ending August 3, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael Feurer, Chief Executive Officer of the Company and Edwin Sapienza, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Feurer	/s/ Edwin Sapienza
Michael Feurer	Edwin Sapienza
Chief Executive Officer	Chief Financial Officer
September 17, 2019	September 17, 2019